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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information of the Polaris II A-Class and Polaris II Asset Manager Variable Annuities, which constitute part of this Registration Statement on Form N-4 for Variable Annuity Account Seven of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) of our report dated February 11, 2003, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company and our report dated July 7, 2003, relating to the financial statements of Variable Annuity Account Seven. We also consent to the incorporation by reference of our reports into the Prospectus of the Polaris II A-Class Variable Annuity, which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.


PricewaterhouseCoopers LLP
Los Angeles, California
August 15, 2003